UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 8, 2009

YRC Worldwide Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas 66211

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 696-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 8, 2009, YRC Worldwide Inc. (the “Company”) issued a news release to announce that the Company has received an exception from the NASDAQ Listing Qualifications Department (“NASDAQ”) relating to shareholder approval of the issuance of up to 42 million shares of the Company’s common stock and up to 5 million shares of the Company’s new Class A convertible preferred stock in the Company’s pending exchange offer of its contingent convertible senior notes and USF-8 1/2% notes with an aggregate face value of approximately $536.8 million. Assuming full participation in the exchange offer, the holders of the outstanding notes will own 95% of the Company’s common stock (and voting power) on an as-if converted basis following the exchange offer. The exception granted by NASDAQ allows YRCW common stock to continue to be listed and traded on the NASDAQ exchange following the completion of the debt for equity exchange. A copy of the news release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In connection with the transactions contemplated by the exchange offer, the Company requested and on December 8, 2009 received from NASDAQ an exception from certain NASDAQ shareholder approval rules pursuant to the “financial viability exception” set forth in NASDAQ Listing Rule 5635(f). Absent this exception, NASDAQ Listing Rules would have required shareholder approval prior to the issuance of the shares of the Company’s common stock and Class A convertible preferred stock to be issued in the exchange offer. In order to obtain this exception, the Company was required to demonstrate to NASDAQ that the delay associated with the effort to secure shareholder approval would have seriously jeopardized the Company’s financial viability. As also required by NASDAQ, on November 20, 2009, the Audit/Ethics Committee of the Company’s Board of Directors expressly approved the Company’s reliance on this exception. A notice to shareholders regarding the Company’s reliance on the financial viability exception (the “Notice”) is being mailed to shareholders in accordance with NASDAQ Listing Rules. A copy of the Notice is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information in this report, including Exhibits 99.1 and 99.2 incorporated herein by reference, is being “furnished” pursuant to General Instruction F to Current Report on Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this report, including Exhibits 99.1 and 99.2, shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any filing.

IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER

The news release and the Notice attached to this Form 8-K and the contents of this Form 8-K are for informational purposes only and are not an offer to buy or the solicitation of an offer to sell any security. The exchange offer is being made only by means of a prospectus, a letter of transmittal and other offer documents, as described below.

In connection with the exchange offer by YRC Worldwide Inc., the Company has filed with the SEC a registration statement on Form S-4 (which contains a preliminary prospectus), an amendment thereto (which contains a prospectus supplement), a tender offer statement on Schedule TO, an amendment thereto and other related documents and materials. Investors and security holders are strongly urged to carefully review the registration statement, the amendment thereto, the preliminary prospectus, the prospectus supplement, the tender offer statement, the amendment thereto and the other related documents and materials filed with the SEC, including the final prospectus described below, when available, as well as any amendments and supplements thereto because they contain important information about the company, the exchange offer and related transactions and are the sole means by which any offer to exchange or sell, or any solicitation of any such offers, will be made.

The preliminary prospectus, the prospectus supplement and related transmittal materials have been delivered to holders of the outstanding notes. Investors and security holders may obtain a free copy of the registration statement, the amendments thereto, the preliminary prospectus, the prospectus supplement and transmittal materials, as well as other documents filed by the company with the SEC, at the SEC’s website, www.sec.gov. Prior to the completion of the exchange offer, the registration statement must become effective under the securities laws, and after effectiveness, the Company will file with the SEC the final prospectus. Investors and security holders are strongly urged to carefully review the final prospectus when it is available. Free copies of the company’s filings with the SEC have been made available on the company’s website, www.yrcw.com, or may be obtained by making a request to YRC Worldwide Inc., 10990 Roe Avenue, Overland Park, Kansas 66211, (913) 696-6100, Attention: Dan Churay, Executive Vice President, General Counsel and Secretary.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. The word “will” and similar expressions are intended to identify forward-looking statements. It is important to note that any exchange will be subject to a number of significant conditions, including, among other things, that holders of a specific percentage of the outstanding notes participate in the exchange offer. We cannot provide you with any assurances that such conditions to the exchange offer will be satisfied. In addition, even if an exchange offer is completed, the Company’s future results could differ materially from any results projected in such forward-looking statements because of a number of factors, including (among others) inflation, inclement weather, price and availability of fuel, sudden changes in the cost of fuel or the index upon which the Company bases its fuel surcharge, competitor pricing activity, expense volatility, including (without limitation) expense volatility due to changes in rail service or pricing for rail service, ability to capture cost reductions, changes in equity and debt markets, a downturn in general or regional economic activity, effects of a terrorist attack, labor relations, including (without limitation), the impact of work rules, work stoppages, strikes or other disruptions, any obligations to multi-employer health, welfare and pension plans, wage requirements and employee satisfaction, and the risk factors that are from time to time included in the company’s reports filed with the SEC, including the company’s Annual Report on Form 10-K for the year ended December 31, 2008.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	News release dated December 8, 2009

99.2	Notice to Shareholders regarding NASDAQ Listing Rules Exception

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YRC WORLDWIDE INC.

Date: December 8, 2009	By:	/S/ JEFF P. BENNETT
Jeff P. Bennett
Vice President—Legal, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release dated December 8, 2009

99.2	Notice to Shareholders regarding NASDAQ Listing Rules Exception

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